SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  June 20, 2008

VERTIS, INC.

d/b/a Vertis Communications

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	333-97721	13-3768322
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 WEST PRATT STREET
BALTIMORE, MARYLAND		21201
(Address of Principal Executive Offices)		(Zip Code)

(410) 528-9800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                                       REGULATION FD DISCLOSURE

ITEM 8.01                                       OTHER EVENTS

Vertis, Inc. (the “Company”), has learned that inaccurate mailings, faxes and e-mails soliciting investments are being sent containing the Vertis name and/or logo, including a solicitation sent from Steve Sjuggerud’s Daily Wealth eNewsletter on June 20, 2008.  Neither the Company nor any of its affiliates have authorized or are involved in these activities.  The Company has received inquiries from the public regarding this solicitation and the Company has responded to these inquiries by stating that such solicitation is not accurate and is not being made by or on behalf of the Company.

Vertis posted a Fraud Notice on its Web site, Vertisinc.com, on June 23, 2008, with instructions for consumers to contact local law enforcement authority regarding any communications they may have received.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTIS, INC.

By:	/s/ Barry C. Kohn
Name: Barry C. Kohn
Title: Chief Financial Officer

Date:  June 24, 2008